UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2013 (September 16, 2013)

MID-AMERICA APARTMENT COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-12762	62-1543819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue Memphis, Tennessee		38138
(Address of principal executive offices)		(Zip Code)
(901) 682-6600
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01	Other Events.

The Company is filing as Exhibit 99.1 (incorporated by reference herein) a description of certain material federal income tax consequences related to the taxation of the Company as a real estate investment trust, or REIT, and the ownership and disposition of shares of the Company’s common stock, par value $0.01 per share. The description contained in Exhibit 99.1 to this Current Report on Form 8-K replaces and supersedes all prior descriptions of the federal income tax treatment of the Company, and its shareholders to the extent that they are inconsistent with the description contained in this Current Report on Form 8-K and, without limitation to the foregoing, supersedes and replaces in its entirety the information in the Company’s Current Report on Form 8-K (including, without limitation, the information in Exhibit 99.1 thereto) filed with the Securities and Exchange Commission on February 22, 2013.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits

The following exhibits are filed pursuant to Item 9.01:

Exhibit No.	Description
99.1	Material Federal Income Tax Considerations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date: September 16, 2013	By: /s/Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

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